SECUREPATHSM NY

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA QNY

Supplement Dated October 29, 2013

to the

Prospectus dated May 1, 2010

This supplement describes changes to the fees for certain riders under the SecurePathSM NY.

Effective November 4, 2013, the fees for the riders shown in the table below are changed for new riders, rider step-ups and rider upgrades.

The following hereby amends, and to the extent inconsistent replaces, the corresponding paragraph in the SUMMARY - EXPENSES section in the prospectus:

If you elect the Income Select For Life Rider, then there is an annual rider fee during the accumulation phase of 1.15% for single life and 1.35% for joint life of the total withdrawal base on each rider anniversary. For each option you elect with the rider, you will be charged an additional rider fee annually during the accumulation phase, which fee is also a percentage of the total withdrawal base on each rider anniversary and is in addition to the rider fee for the base benefit.

The following hereby amends, and to the extent inconsistent replaces, the corresponding ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES section in the prospectus:

Optional Guaranteed Lifetime Withdrawal Benefit Rider Fees - No Longer Available

Income SelectSM for Life Rider - Single and Joint Life Option (annual charge - a % of Total Withdrawal Base)

Base Benefit (Single Life)	1.15%
Base Benefit (Joint Life)	1.35%
Additional Benefits available with Income SelectSM for Life Rider
Growth Benefit (Single Life)	0.25%
Growth Benefit (Joint Life)	N/A
Death Benefit (Single Life)	0.25%
Death Benefit (Joint Life)	0.20%
Total Income SelectSM for Life Rider (Single Life) Fees with Highest Combination of Benefits	1.65%
Total Income SelectSM for Life Rider (Joint Life) Fees with Highest Combination of Benefits	1.55%

The next items shows the lowest and highest total operating expenses charged by the underlying fund portfolios for the year ended December 31, 2012 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Portfolio Annual Operating Expenses (Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses):

Lowest Gross	0.67%
Highest Gross	1.16%

The following example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include policy owner transaction expenses, policy fees, separate account annual expenses, and portfolio fees and expenses.

The Example assumes that you invest $10,000 in the policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the highest fees and expenses of any of the portfolios for the year ended December 31, 2012, and the base policy with the combination of available optional features or riders with the highest fees and expenses, including Policy Value death benefit and Income Select for Life Rider with all additional benefits. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Examples:

If the policy is surrendered at the end of the applicable time period:

1 Year	$357
3 Years	$1,106
5 Years	$1,903
10 Years	$4,127

If the policy is annuitized at the end of the applicable time period or if you do not surrender your policy:

1 Year	$357
3 Years	$1,106
5 Years	$1,903
10 Years	$4,127

The following hereby amends, and to the extent inconsistent replaces, the corresponding paragraph in the EXPENSES – Income Select for Life Rider and Additional Options Fees section in the prospectus:

If you elect the Income Select for Life Rider, there is an annual rider fee of 1.15% (for single life) or 1.35% (for joint life) of the total withdrawal base charged on each rider anniversary prior to annuitization for the base benefit. If you elect options with the Income Select for Life rider, then, before annuitization, you will be charged annually an additional rider fee for each option you elect, which fee is also a percentage of the total withdrawal base on each rider anniversary, and is in addition to the rider fee for the base benefit. The additional fees are as follows:

Options	Single Life Option	Joint Life Option
Growth	0.25%	0.50%
Additional Death Payment	0.25%	0.20%

We will also deduct any rider fee pro rata upon full surrender of the policy or other termination of the rider. The rider fee(s) is deducted from each investment choice in proportion to the amount of policy value in each investment choice.

The following hereby amends, and to the extent inconsistent replaces, the corresponding paragraph in the Income Select for Life section in the Prospectus:

Income Select for Life Rider and Additional Option Fees. A rider fee, 1.15% (for single life) or 1.35% (for joint life) of the total withdrawal base on each rider anniversary is charged annually prior to annuitization for the base benefit. If you elect options with the Income Select for Life Rider, then, before annuitization, you will be charged annually an additional rider fee for each option you elect, which fee is also a percentage of the total withdrawal base on each rider anniversary, and is in addition to the rider fee for the base benefit. The additional fees are as follows:

Options	Single Life Option	Joint Life Option
Growth	0.25%	0.50%
Additional Death Payment	0.25%	0.20%

We will also deduct any rider fee pro rata upon full surrender of the policy or other termination of the rider. The rider fee(s) is deducted from each investment choice in proportion to the amount of policy value in each investment choice.

Please note. Because the rider fee is a percentage of your total withdrawal base on each rider anniversary, the fee can be substantially more than 1.15% (single life) or 1.35% (joint life) of your policy value if that total withdrawal base is higher than your policy value.

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